                                                                      Exhibit 24
                                                                     Page 1 of 6
                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned hereby irrevocably constitutes and appoints RHYS
J. BEST, CHARLES J. KESZLER AND ROBERT F. SPEARS, or any of them, as the true and lawful agents and attorneys-in-fact of the undersigned (the "Attorneys-in-Fact"), each with full power to appoint a substitute or substitutes to act hereunder, to execute and deliver for and on behalf of the undersigned the Annual Report of Lone Star Technologies, Inc. on Form 10-K (including any amendments thereto) to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 for the fiscal year ended December 31, 1999. The undersigned hereby ratifies and confirms all that the Attorneys-in-Fact, or any substitute or substitutes, may do by virtue of this Power of Attorney.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney at Dallas, Texas on this 21st day of March, 2000.



                                       /s/ CHARLES L. BLACKBURN
                                       ---------------------------
                                       Charles L. Blackburn


STATE OF TEXAS             )
                           )
COUNTY OF DALLAS           )

         BEFORE ME, Sharon E. Goodrich, a Notary Public in and for the State of Texas, on this day did personally appear Charles L. Blackburn, known to me to be the person whose name is subscribed to the foregoing Power of Attorney, and acknowledged to me that he executed such Power of Attorney for the purposes and consideration therein expressed.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 21st day of March, 2000.



                                       /s/ SHARON E. GOODRICH
                                       -----------------------------
                                       Notary Public, State of Texas



My Commission Expires:  9/14/02

                                                                      Exhibit 24
                                                                     Page 2 of 6

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned hereby irrevocably constitutes and appoints RHYS
J. BEST, CHARLES J. KESZLER AND ROBERT F. SPEARS, or any of them, as the true and lawful agents and attorneys-in-fact of the undersigned (the "Attorneys-in-Fact"), each with full power to appoint a substitute or substitutes to act hereunder, to execute and deliver for and on behalf of the undersigned the Annual Report of Lone Star Technologies, Inc. on Form 10-K (including any amendments thereto) to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 for the fiscal year ended December 31, 1999. The undersigned hereby ratifies and confirms all that the Attorneys-in-Fact, or any substitute or substitutes, may do by virtue of this Power of Attorney.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney at Dallas, Texas on this 21st day of March, 2000.



                                       /s/ DEAN P. GUERIN
                                       ---------------------------------
                                       Dean P. Guerin


STATE OF TEXAS            )
                          )
COUNTY OF DALLAS          )

         BEFORE ME, Sharon E. Goodrich, a Notary Public in and for the State of Texas, on this day did personally appear Dean P. Guerin, known to me to be the person whose name is subscribed to the foregoing Power of Attorney, and acknowledged to me that he executed such Power of Attorney for the purposes and consideration therein expressed.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 21st day of March, 2000.



                                       /s/ SHARON E. GOODRICH
                                       ---------------------------------
                                       Notary Public, State of Texas



My Commission Expires:  9/14/02

                                                                      Exhibit 24
                                                                     Page 3 of 6

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned hereby irrevocably constitutes and appoints RHYS
J. BEST, CHARLES J. KESZLER AND ROBERT F. SPEARS, or any of them, as the true and lawful agents and attorneys-in-fact of the undersigned (the "Attorneys-in-Fact"), each with full power to appoint a substitute or substitutes to act hereunder, to execute and deliver for and on behalf of the undersigned the Annual Report of Lone Star Technologies, Inc. on Form 10-K (including any amendments thereto) to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 for the fiscal year ended December 31, 1999. The undersigned hereby ratifies and confirms all that the Attorneys-in-Fact, or any substitute or substitutes, may do by virtue of this Power of Attorney.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney at Dallas, Texas on this 21st day of March, 2000.



                                       /s/ FREDERICK B. HEGI, JR.
                                       ---------------------------------
                                       Frederick B. Hegi, Jr.


STATE OF TEXAS          )
                        )
COUNTY OF DALLAS        )

         BEFORE ME, Sharon E. Goodrich, a Notary Public in and for the State of Texas, on this day did personally appear Frederick B. Hegi, Jr., known to me to be the person whose name is subscribed to the foregoing Power of Attorney, and acknowledged to me that he executed such Power of Attorney for the purposes and consideration therein expressed.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 21st day of March, 2000.



                                       /s/ SHARON E. GOODRICH
                                       ---------------------------------
                                       Notary Public, State of Texas



My Commission Expires:  9/14/02

                                                                      Exhibit 24
                                                                     Page 4 of 6

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned hereby irrevocably constitutes and appoints RHYS
J. BEST, CHARLES J. KESZLER AND ROBERT F. SPEARS, or any of them, as the true and lawful agents and attorneys-in-fact of the undersigned (the "Attorneys-in-Fact"), each with full power to appoint a substitute or substitutes to act hereunder, to execute and deliver for and on behalf of the undersigned the Annual Report of Lone Star Technologies, Inc. on Form 10-K (including any amendments thereto) to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 for the fiscal year ended December 31, 1999. The undersigned hereby ratifies and confirms all that the Attorneys-in-Fact, or any substitute or substitutes, may do by virtue of this Power of Attorney.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney at Dallas, Texas on this 21st day of March, 2000.



                                       /s/ JAMES E. McCORMICK
                                       ---------------------------------
                                       James E. McCormick


STATE OF TEXAS          )
                        )
COUNTY OF DALLAS        )

         BEFORE ME, Sharon E. Goodrich, a Notary Public in and for the State of Texas, on this day did personally appear James E. McCormick, known to me to be the person whose name is subscribed to the foregoing Power of Attorney, and acknowledged to me that he executed such Power of Attorney for the purposes and consideration therein expressed.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 21st day of March, 2000.



                                       /s/ SHARON E. GOODRICH
                                       ---------------------------------
                                       Notary Public, State of Texas



My Commission Expires:  9/14/02

                                                                Exhibit 24
                                                               Page 5 of 6

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned hereby irrevocably constitutes and appoints RHYS
J. BEST, CHARLES J. KESZLER AND ROBERT F. SPEARS, or any of them, as the true and lawful agents and attorneys-in-fact of the undersigned (the "Attorneys-in-Fact"), each with full power to appoint a substitute or substitutes to act hereunder, to execute and deliver for and on behalf of the undersigned the Annual Report of Lone Star Technologies, Inc. on Form 10-K (including any amendments thereto) to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 for the fiscal year ended December 31, 1999. The undersigned hereby ratifies and confirms all that the Attorneys-in-Fact, or any substitute or substitutes, may do by virtue of this Power of Attorney.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney at Dallas, Texas on this 21st day of March, 2000.



                                       /s/ M. JOSEPH McHUGH
                                       ---------------------------------
                                       M. Joseph McHugh


STATE OF TEXAS          )
                        )
COUNTY OF DALLAS        )

         BEFORE ME, Sharon E. Goodrich, a Notary Public in and for the State of Texas, on this day did personally appear M. Joseph McHugh, known to me to be the person whose name is subscribed to the foregoing Power of Attorney, and acknowledged to me that he executed such Power of Attorney for the purposes and consideration therein expressed.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 21st day of March, 2000.



                                       /s/ SHARON E. GOODRICH
                                       ---------------------------------
                                       Notary Public, State of Texas


My Commission Expires:  9/14/02

                                                                      Exhibit 24
                                                                     Page 6 of 6

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned hereby irrevocably constitutes and appoints RHYS
J. BEST, CHARLES J. KESZLER AND ROBERT F. SPEARS, or any of them, as the true and lawful agents and attorneys-in-fact of the undersigned (the "Attorneys-in-Fact"), each with full power to appoint a substitute or substitutes to act hereunder, to execute and deliver for and on behalf of the undersigned the Annual Report of Lone Star Technologies, Inc. on Form 10-K (including any amendments thereto) to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 for the fiscal year ended December 31, 1999. The undersigned hereby ratifies and confirms all that the Attorneys-in-Fact, or any substitute or substitutes, may do by virtue of this Power of Attorney.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney at Dallas, Texas on this 21st day of March, 2000.



                                       /s/ THOMAS M. MERCER, JR.
                                       ---------------------------------
                                       Thomas M. Mercer, Jr.


STATE OF TEXAS           )
                         )
COUNTY OF DALLAS         )

         BEFORE ME, Sharon E. Goodrich, a Notary Public in and for the State of Texas, on this day did personally appear Thomas M. Mercer, Jr., known to me to be the person whose name is subscribed to the foregoing Power of Attorney, and acknowledged to me that he executed such Power of Attorney for the purposes and consideration therein expressed.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 21st day of March, 2000.



                                       /s/ SHARON E. GOODRICH
                                       ---------------------------------
                                       Notary Public, State of Texas

My Commission Expires:  9/14/02